SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	January 13, 2011

OVERHILL FARMS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-16699	75-2590292
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2727 East Vernon Avenue, Vernon, California	90058
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(323) 582-9977

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

As disclosed in Overhill Farms, Inc.’s (the “Company”) Annual Report on Form 10-K for the year ended September 26, 2010 (the “2010 Form 10-K”), in January 2002, the Company entered into a ten-year lease, with an option for a five-year renewal, for a facility and warehouse in Vernon, California commonly known as 2727 and 2657 E. Vernon Avenue (“Plant No. 1”).  The Standard Industrial/Commercial Singe Tenant Lease-Net, dated January 1, 2002, between the Company and Vernon Associates, LLC (“Landlord”), and the Addendum to Standard Industrial/Commercial Single Tenant Lease (as amended, collectively, the “Lease”) for Plant No. 1 are filed as Exhibits 10.88 and 10.89, respectively, to the Company’s Annual Report on Form 10-K for the year ended September 28, 2003.  As disclosed in the 2010 Form 10-K, most of the Company’s principal executive office, manufacturing and warehousing, product development and sales and quality control facilities have been consolidated into Plant No. 1, which consists of a combined 195,000 square feet.

On January 13, 2011, the Company exercised its option to extend the term of the Lease for a period of five years (the “Option Term”). The term of the Lease, as extended by the Option Term, is set to expire on September 30, 2016.  Pursuant to the terms of the Lease, the Company and Landlord shall attempt to work together to determine the current fair market value base rent for Plant No. 1, which shall become the base rent under the Lease for the Option Term.  If Company and Landlord fail to agree on the fair market value base rent for Plant No. 1, then the parties shall submit to arbitration for determination of such rent pursuant to the terms of the Lease.  Further, in no event will the base rent to be paid during the Option Term be less than the base rent to be paid for September 2011, which is/is expected to be approximately $0.46 per square foot.  A copy of the notice to Landlord by which the Company exercised the Option Term is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by this reference (the “Exercise Notice”).

                The summary above does not include a description of all of the terms, conditions and other provisions of the Lease or the Option Term and is not intended to be a complete description, or a substitute for a full and complete reading, of the Lease and the Exercise Notice.  This summary is qualified in all respects by reference to the full text of the Lease and the Exercise Notice.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Notice of Exercising Option to Renew - Standard Industrial/Commercial Singe Tenant Lease, dated January 13, 2011 (*)

_______________
*	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 20, 2011	OVERHILL FARMS, INC.

By: /s/ Tracy E. Quinn
Tracy E. Quinn,
Interim Chief Financial Officer

EXHIBIT ATTACHED TO THIS FORM 8-K

Number	Description

10.1	Notice of Exercising Option to Renew - Standard Industrial/Commercial Singe Tenant Lease, dated January 13, 2011